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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                       ----------------------------------


         Date of Report (Date of earliest event reported): May 22, 2001


                         ALBANY MOLECULAR RESEARCH, INC.
               (Exact name of registrant as specified in charter)


         DELAWARE                    0-25323                    14-1742717
(State or other jurisdiction  (Commission file number)        (IRS employer
     of incorporation)                                      identification no.)


        21 CORPORATE CIRCLE, P.O. BOX 15098, ALBANY, NEW YORK 12212-5098
          -------------------------------------------------------------
               (Address of principal executive offices) (Zip Code)


                                 (518) 464-0279
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 9.  Regulation FD Disclosure.

Albany Molecular Research, Inc. (the "Company") is furnishing the following information under Item 9 of this Current Report on Form 8-K:

At the Annual Meeting of Stockholders of 2001 held May 22, 2001, Company representatives stated that analysts' consensus estimates for revenues for the full fiscal year 2001 were $95 million, with $55.5 million represented by net contract revenue and $39.5 million represented by recurring royalty revenue.

Please note that the estimates regarding the Company's performance made by analysts are their estimates alone and do not represent estimates of the Company or its management. The Company does not, by its reference to such estimates, adopt or endorse such estimates, and the Company undertakes no responsibility to update such estimates.

Statements in this Current Report on Form 8-K that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 that involve risks and uncertainties. These statements include, but are not limited to, statements regarding analysts' consensus estimates of revenues for the full year 2001. The Company's actual results may differ materially from such forward-looking statements. Factors that could cause such differences include, but are not limited to, the Company's ability to attract and retain experienced scientists, trends in pharmaceutical and biotechnology companies outsourcing chemical research and development, sales of Allegra(R) (including any deviations in estimates provided by Aventis) and the Company's receipt of significant royalties from the Allegra license agreement, the possibility that Allegra will be approved by the FDA for over-the-counter sales and the potential adverse effects to the Company's licensing revenues as a result of such determination, the Company's ability to enforce its intellectual property and technology, the Company's ability to take advantage of proprietary technology and expand the scientific tools available to it, the ability of the Company's strategic investments and acquisitions, including its Bothell Research Center, to perform as expected, the Company's ability to successfully complete its ongoing expansion projects on schedule and integrate acquired companies, and the Company's ability to effectively manage its growth, as well as those discussed in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 as filed with the Securities and Exchange Commission on April 2, 2001 and the Company's other SEC filings.

Please note that the information in this report is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. This report will not be deemed an admission as to the materiality of any information in the report that is required to be disclosed solely by Regulation FD.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

                                             ALBANY MOLECULAR RESEARCH, INC.


Dated: May 22, 2001                          By:   /s/ David P. Waldek
                                                   David P. Waldek
                                                   Chief Financial Officer